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                                                                EXHIBIT 23(a)


The Board of Directors
Doubletree Corporation:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                KPMG PEAT MARWICK LLP